Exhibit 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 20th day of October, 2003 by and among COMPX
INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the banks and lending institutions party to the Credit Agreement referred to below (the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent for the Lenders (the "Administrative Agent").

     The Lenders have extended certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of January 22, 2003, by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     The parties now desire to amend the Credit Agreement (with such amendment to be effective in accordance with Section 3 below) to exclude certain severance charges incurred during the third quarter of 2003 from the calculation of EBIT for purposes of Section 9.3 (Interest Coverage Ratio) subject to the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

          2. Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting Section 9.3 (Interest Coverage Ratio) in its entirety and replacing it with the following:

          SECTION 9.3 Interest Coverage Ratio. As of any fiscal quarter end during the periods set forth below, permit the ratio of

               (a) (i) EBIT for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date, less (ii) with respect to the periods of four (4) consecutive fiscal quarters ending on September 30, 2003, December 31, 2003, March 31, 2004 and June 30, 2004, severance charges, in an aggregate amount not to exceed $4,000,000, incurred during the fiscal quarter ending September 30, 2003 and related to the Borrower's and its Subsidiaries' operations in the Netherlands, to

               (b) Interest Expense for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date,

to be less than the corresponding ratio set forth below:

Period                                                          Ratio
Closing Date through and including December 31, 2003            2.25 to 1.00
January 1, 2004 and thereafter                                  2.50 to 1.00

          3.  Effectiveness.   This  Amendment  shall  become  effective  as  of
September 30, 2003, subject to the satisfaction of each of the following conditions (whether satisfied before or after September 30, 2003):

          (a) Amendment Documents. The Administrative Agent shall have received this Amendment executed by the Borrower, each of the Subsidiary Guarantors and each of the Required Lenders.

          (b) Amendment Fee. The Administrative Agent shall have received, for the account of each Lender which shall have executed this Amendment concurrently with or prior to the effectiveness hereof, an amendment fee in an aggregate amount equal to 0.05% of the aggregate amount of each such Lender's Commitment.

          (c) Other Fees and Expenses. The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this Amendment (including, without limitation, the costs and expenses referred to in Section 8 hereof, and the Credit Agreement) and the transactions contemplated thereby.

          (d) Other Documents. The Administrative Agent shall have received any other documents, certificates or instruments reasonably requested thereby in connection with the execution of this Amendment.

          5. Effect of the Amendment. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

          6. Representations and Warranties/No Default.

          (a) By its execution hereof, the Borrower hereby certifies that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein unless such representations and warranties relate to a specific date, in which case such representations and warranties shall be true and correct as of such specific date and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

          (b) By its execution hereof, the Borrower represents and warrants that as of the date hereof there are no claims or offsets against or defenses or counterclaims to any of the obligations of the Borrower or any Subsidiary Guarantor under the Credit Agreement or any other Loan Document.

          (c) By its execution hereof, the Borrower hereby represents and warrants that the Borrower and each Subsidiary Guarantor has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. This Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each Subsidiary Guarantor, and each such document constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable in accordance with its terms.

          7. Acknowledgement by Subsidiary Guarantors. By their execution hereof, each of the Subsidiary Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

          8. Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

          10.   Counterparts.   This  Amendment  may  be  executed  in  separate
counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

          11. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signatures Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                    BORROWER:

                                    COMPX INTERNATIONAL INC., as Borrower


                                    By: /s/ Darryl R. Halbert
                                    Name:   Darryl R. Halbert
                                    Title:  Chief Financial Officer




                           [Signature Pages Continue]

                                    SUBSIDIARY GUARANTORS:


                                    COMPX SECURITY PRODUCTS, INC.


                                    By: /s/ Darryl R. Halbert
                                    Name:   Darryl R. Halbert
                                    Title:  Vice President - Finance


                                     THOMAS REGOUT USA, INC.


                                     By:  /s/ Darryl R. Halbert
                                     Name:    Darryl R. Halbert
                                     Title:   Treasurer








                           [Signature Pages Continue]
                               AGENTS AND LENDERS:

     WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender


                                      By: /s/ Thomas F. Snider
                                      Name:   Thomas F. Snider
                                      Title:  Vice President


                             COMPASS BANK, as Lender

                                      By: /s/ Key Coker
                                      Name:   Key Coker
                                      Title:  Executive Vice President


                             COMERICA BANK, as Lender


                                       By:/s/Janet Wheeler
                                       Name: Janet Wheeler
                                       Title:Corporate Banking Officer